KNOW LABS

KNOW LABS

TRANSFORMING NON-INVASIVE MEDICAL DIAGNOSTICS

Q3 FY2023 Earnings Call

NYSE American: KNW

August 14, 2023

2023 YTD Selected Milestones

- **Re-organization and re-alignment of resources to core goals**
- **Generation 1 device reveal**
- **Accelerated clinical testing**
  - >1.5 billion datapoints
  - >300 3-hour datasets collected
  - Multiple protocols
- **Scientific validation**
  - 5 manuscripts
  - 2 posters (APS and AACE)
- **MARD Improvement**
  - February 2023: 19.3%
  - May 2023: 12.9%
  - July 2023: 11.3%
- **169 patents issued and pending (#1 in non-invasive blood glucose monitoring)**
- **Scientific and Technical Advisory Board: 10 members**
- **Reduced burn rate: $1.2M/month to $800k/month**


KNOW LABS

Sensor Accuracy Progress

Continuous Glucose Monitoring Accuracy Over Time



Bio-RFID MARD 20.6% Feb/2023
Bio-RFID MARD 12.9% May/2023
Bio-RFID MARD 11.3% Jul/2023
Know Labs Bio-RFID Goal <10%
MiniMed 508, 25.0%
Paradigm, 17.0%
Guardian, 17.0%
Seven, 17.0%
Paradigm, 12.8%
Paradigm Revel, 16.6%
SevenPlus, 16.0%
G4 Platinum, 13.0%
Enlite, 13.6%
G4P 505, 10.0%
Libre, 11.4%
670G, 9.6%
G5 Mobile, 9.0%
Libre 14, 10.1%
Eversense, 8.8%
G6, 9.0%
Libre 2, 9.2%
MARD [%]
FDA Approved Year
25
20
15
10
5
0
1990
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019
2021

Landscape of Continuous Glucose Monitoring (CGM) and Integrated CGM: Accuracy Considerations
Timothy S. Bailey and Shridhara Alva
Published Online: 2 Sep 2021, https://doi.org/10.1089/dia.2021.0236

2023 Lesson Learned

Additional research needed before launching a medical device and presenting our technology and devices to the FDA

- **Data accuracy across all glycemic ranges**
  - >80% of the current data is still in the normal glucose range, 80 to 150 mg/dL
  - Include participants with T1D, T2D, pre-diabetes, and other sub-segments
- **Patient physiological characteristics**
  - Diversify participants' base: skin pigmentations, skin thickness, etc.
  - Test against the presence of other elements and substances that could cause interference: hair, sweat, intense movement, medication, vitamins, etc.
- **Environment and human factors**
  - Controlled lab environment to real-world application
  - Environment: air pressure, temperature, and humidity
  - Human control of the technology

Workstreams Implications

- **Data collection:** more participants with diverse backgrounds, including people with Type 1 Diabetes, Type 2 Diabetes, and pre-diabetes (intended device population).
- **Data science and algorithm refinement**: more data equals better accuracy.
- **Sensor characterization:** from a controlled environment to real-world applications (outside of the lab).
- **Scientific validation:** external research institutes to further validate technology and support FDA application.

Increase the generalizability of the Bio-RFID technology platform and algorithm

Mission

Know Labs is committed to making a difference in the lives of millions of people around the world by developing **convenient, accessible and affordable non-invasive medical diagnostics solutions,** starting with blood glucose monitoring.

The Bio-RFID Sensor

Patented high resolution Bio-RFID sensor can measure anything.



Energy Field
Antenna Array
RF Generator

- **<u>IP-protected Antenna Array</u>** that emits and captures radio wave signals, the "Energy Field"
- **<u>IP-protected RF Generator</u>** that enables frequency sweeps in the microwave spectrum, from 1,500 MHz to 4,000 MHz, at 0.1 intervals
- ~**<u>1.5M data points collected per hour</u>**
- Currently focused on blood glucose, but potential to expand into **<u>other biomarkers</u>**, such as oxygen, ketones, lactate, alcohol, and metabolized drugs

The Bio-RFID Platform

Know Labs' patented non-invasive technology platform.

RF Spectroscopy	Uses electromagnetic energy to accurately identify and measure a wide range of organic and inorganic materials, molecules, and compositions of matter
Form Factor Agnostic	Integrated into a variety of wearable, mobile or bench-top form factors
Pain-free	No needles nor invasive transmitters poking the skin
No Consumables	Low bill of materials translates into high potential to be 3x-5x less expensive than current FDA-cleared options
ML/AI-Powered Algorithms	Cutting-edge ML/AI powering accurate real-time measurements with high correlation to gold standard
Predictive Health	100+ potential applications beyond blood glucose monitoring, multiple concurrent biomarkers to enable predictive health & monitoring of metabolism

Overcoming the Limitations of Physics

Bio-RFID safely collects data from the full cellular stack, enabling a comprehensive picture of glucose and other analytes optical sensors are unable to achieve.



Optical Sensors
Radio Frequency
Bio-RFID
Green LED
Red LED
Infrared
Microwave
Radio Waves
– – – All Health Wearable Devices – – –
LOW
SIGNAL TRANSMISSION DEPTH
HIGH

Know Labs Product Portfolio

Efficient, Affordable and Completely Non-Invasive Medical Solutions

Intended Addressable Market: people with diabetes and pre-diabetes, and people with no diabetes interested in monitoring glucose levels



KnowU

- On-demand and On-the-Go
- Spot glucose monitoring
- Place your palm over the sensor for a reading of glucose concentration in mg/dL



UBand

- Continuous
- Wearable
- Ease of use
- Check glucose levels in real-time through the Know Labs app


128
mg/dL
12 hours
1 day
7 days
6am
12pm
6pm
12am
Congratulations Bethany!!
You've been in range for 48
hours

Know Labs Devices will connect to its smartphone App via Bluetooth and will be available on both the App Store and Google Play

Data Science Overview

Executed

N = 1
Sessions = 11
Datasets = 22
KL Data Points ~ 183 mill
Reference Data Points 383
Time for data collection ~ 33 hr
Population: Healthy no Diabetes

N = 5
Sessions = 53
Datasets = 106
KL Data **Points ~ 502 mill**
Reference Data Points 1,664
Time for data collection ~ 150 hr
Population: Healthy no Diabetes

N = 13
Sessions = 183
Datasets = 366
KL Data **Points ~ 1.7 bil**
Reference Data Points 5,425
Time for data collection ~ 550 hr
Population: Healthy no Diabetes

Planned

N = 30
Sessions = 90
Datasets = 180
KL Data Points TBD
Reference Data Points TBD
Time for data collection TBD
Population: Healthy, Pre, T2D



MARD
Datasets
19.30%
22
12.90%
106
366
11.27%
TBD
GOAL
<[VALUE]

FY2023 Goals

- Further accelerate data collection
- Continue data science and algorithm refinement
- Finalize Generation 2 design
- Refine regulatory strategy
- Socialize technology with the FDA
- Maintain IP leadership in non-invasive blood glucose monitoring
- Continue growing the organization
- Support business needs with additional capital raise

Closing Remarks

Focus on our four core workstreams:

- Data collection
- Data science and algorithm refinement
- Sensor and hardware characterization
- Scientific validation

Reveal Generation 2 device.

Continue strategic development of our intellectual property portfolio.

Increase market activity, with more manuscripts being published.

THANK YOU

www.knowlabs.co
ask@knowlabs.co

Know Labs, Inc.
NYSE American: KNW